UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2008

Kabe Exploration Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-141690	39-2052145
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

5050 Avenida Encinas, Suite 270

Carlsbad, CA 92008

(Address of principal executive offices)

Registrant’s telephone number, including area code: (760) 931-1048

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                         Entry into a Material Definitive Agreement.

On October 14, 2008, Kabe Exploration Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Emission & Power Solutions, Inc. (“EPS”) and EPS Acquisition, Inc. (“EPS Acquisition”) pursuant to which EPS will merge into EPS Acquisition, a wholly-owned subsidiary of the Company.  Pursuant to the Agreement,  EPS shareholders will receive 1 share of the Company in exchange for every 5 EPS shares owned.  Closing of the merger is subject to, among other things, stockholder approval of the EPS shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2008

KABE EXPLORATION INC.

	By:	/s/ Erik Ulsteen
Erik Ulsteen,
President and Chief Financial Officer